                                 VALIC COMPANY I

                   SUPPLEMENT TO PROSPECTUS DATED MAY 30, 2006

Effective July 24, 2006, the Asset Allocation Fund changed a component of its blended index. The Prior Blended Index was comprised of the S&P 500(R) Index (55%), the Lehman Brothers Aggregate Bond Index (35%) and the Certificate of Deposit Primary Offering by New York City Banks 30-Day Rate ("30-Day CD Rate") (10%). The Current Blended Index is the same with the exception that the 30-Day CD Rate is replaced with the 3-Month Treasury-Bill Rate ("3-Month T-Bill Rate"). The Blended Index was changed because the 30-Day CD Rate is no longer accessible. The Asset Allocation Fund's performance returns compared to the Former and Current Blended Indices are as follows:

As of December 31, 2004                 1 Year       5 Year     10 Year
-----------------------                 ------       ------     -------
The Fund                                 8.49%       1.91%       9.47%
Current Blended Index                    7.66%       1.99%       10.05%
Former Blended Index                     7.62%       1.94%       9.98%


Effective July 24, 2006, the Money Market I Fund changed its index from the 30-Day CD Rate to the 3-Month T-Bill Rate. The benchmark was changed because the 30-Day CD Rate is no longer accessible. The Money Market I Fund's performance returns compared to the former and current benchmarks are as follows:

As of December 31, 2004                 1 Year       5 Year     10 Year
-----------------------                 ------       ------     -------
The Fund                                 0.80%       2.44%       3.78%
3-Month T-Bill Rate (Current)            1.39%       2.67%       3.88%
30-Day CD Rate (Former)                  0.93%       2.19%       3.43%


DATE:  JULY 24, 2006